SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 22, 2002
                                                          -------------

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      0-24681                65-0816177
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(State or other jurisdiction       (Commission File          (IRS Employer
       or incorporation)                Number)           Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   --------------



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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

         On July 22, 2002 a Schedule 13D was filed by Del Ray Beach Properties, LLC ("DRBP") relating to the beneficial ownership of certain shares of common stock of Associated Automotive Group Incorporated (the "Company") held by Barry Tenzer, chief executive officer of the Company. DRBP has filed the Schedule 13D pursuant to a claim that it has exercised an option to purchase certain shares of common stock held by Mr. Tenzer. Mr. Tenzer has denied the validity of the claim. The Company's board of directors is currently reviewing the validity of the claim.

         Also, on July 22, 2002 the Company accepted the resignation of William Weisman.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATED AUTOMOTIVE GROUP INCORPORATED


                                     /s/ David Jacoby
                                     ----------------------------------------
                                     David Jacoby, Vice President


Dated: August 5, 2002





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